UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 30, 2005
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                                Voice Diary Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            000-50029                                   73-1629948
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     (Commission File Number)              (IRS Employer Identification Number)

                    200 Robbins Lane, Jericho, New York 11753
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                    (Address of Principal Executive Offices)

                                 (516) 939-0400
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

      On June 30, 2005, in consideration of GFC Venture Partners L.P. ("GFC") having loaned it $64,000, Voice Diary Inc. issued a promissory note in that amount to GFC. The promissory note is due on August 29, 2005. In consideration of the loan, Voice Diary also issued to GFC a warrant to purchase, during the one-year term of the warrant, 640,000 shares of Class A common stock of Voice Diary for a per-share exercise price equal to the principal and interest then due under the promissory note divided by the number of shares of common stock issuable on exercise of the warrant. The warrant is only exercisable on occurrence of an event of default under the note, and exercise of the warrant is the exclusive remedy for occurrence of an event of default under the note.

      Voice Diary used $45,000 of the $64,000 loan amount to finance settlement of Voice Diary's dispute with the Industrial Development Bank of Israel Ltd. ("IDBI"), which had commenced court-ordered collection proceedings against Voice Diary's Israeli subsidiary, Voice Diary Ltd. ("VDL") for non-payment of debt. That dispute has now been settled, and IDBI has terminated its legal proceedings against VDL. IDBI had been claiming that Voice Diary owed it approximately $270,000, including penalties and interest. As part of the settlement, IDBI also terminated its legal proceedings against Voice Diary's president, Arie Hinkis, who had personally guaranteed $45,000 of VDL's debt to IDBI.

      GFC is the beneficial owner of approximately 20% of Voice Diary's Class A common stock. GFC made the loan to Voice Diary to fund Voice Diary's settlement of its dispute with IDBI and to fund Voice Diary's ongoing operations.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                VOICE DIARY INC.

Dated: July 7, 2005             By:  /s/ Arie Hinkis
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                                     Arie Hinkis, President